UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)-(b) A special meeting of stockholders (the “Special Meeting”) of Teledyne Technologies Incorporated (“Teledyne”) was held on May 13, 2021 in order to vote upon proposals set forth in the definitive joint proxy statement of Teledyne and FLIR Systems, Inc. (“FLIR”) which was filed with the Securities and Exchange Commission on April 12, 2021, in connection with the mergers contemplated by the Agreement and Plan of Merger, dated as of January 4, 2021 (the “Merger Agreement”), by and among Teledyne, Firework Merger Sub I, Inc., Firework Merger Sub II, LLC and FLIR. At the close of business on April 9, 2021, the record date for the Special Meeting, there were 37,063,413 shares of common stock, $0.01 par value per share, of Teledyne outstanding and entitled to vote. A total of 32,747,266 shares of common stock were voted virtually or by proxy, representing 88.35% of the shares of common stock outstanding and entitled to vote, which constituted a quorum to conduct business at the Special Meeting. The actions described below were taken at the Special Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

1. The proposal to approve the issuance of Teledyne’s common stock in connection with the transactions contemplated by the Merger Agreement (the “Issuance Proposal”) was approved by a vote of 32,627,978 “for” versus 42,748 “against.” There were 76,540 abstentions and 0 broker non-votes with respect to this action.

2. The proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Issuance Proposal at the time of the Special Meeting, was approved by a vote of 24,732,616 “for” versus 7,928,301 “against.” There were 86,349 abstentions and 0 broker non-votes with respect to this action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: May 13, 2021